POWER OF ATTORNEY
                                -----------------


            KNOW ALL MEN BY THESE PRESENTS THAT I, Charles R. Schwab, a director and Chairman of Charles Schwab & Co., Inc., a Delaware corporation, hereby constitute and appoint Jana Thompson, Kerry Hamana, Jim White or any other Authorized Person, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which Charles Schwab & Co., Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned director of Charles Schwab & Co., Inc. has hereunto set his hand this 10th day of November 2000.

                                       /s/ CHARLES R. SCHWAB
                                      -----------------------------------
                                      Charles R. Schwab
                                      Director and Chairman


            On this 10th day of November 2000 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                      /s/ LAURA CARNERO
                                      -----------------------------------
                                      Notary Public

                             [LOGO OMITTED]              LAURA CARNERO
                                                         COMM. #1244661
                                                    NOTARY PUBLIC-CALIFORNIA
                                                      SAN FRANCISCO COUNTY
                                                  My Comm. Expires Dec. 5, 2003

NY/309905.1

                                POWER OF ATTORNEY
                                -----------------


            KNOW ALL MEN BY THESE PRESENTS THAT I, David S. Pottruck, a director and Chief Executive Officer of Charles Schwab & Co., Inc., a Delaware corporation, hereby constitute and appoint Jana Thompson, Kerry Hamana, Jim White or any other Authorized Person, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which Charles Schwab & Co., Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned director of Charles Schwab & Co., Inc. has hereunto set his hand this 17th day of November 2000.

                                      /s/ DAVID S. POTTRUCK
                                      -----------------------------------
                                      David S. Pottruck
                                      Director and Chief Executive Officer

            On this 17th day of November 2000 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                      /s/ CATALINA ROSA LOPEZ
                                      -----------------------------------
                                      Notary Public

                             [LOGO OMITTED]            CATALINA ROSA LOPEZ

                                                        [TEXT ILLEGIBLE]


NY/309905.1

                                POWER OF ATTORNEY
                                -----------------


            KNOW ALL MEN BY THESE PRESENTS THAT I, Christopher V. Dodds, Executive Vice President and Chief Financial Officer of Charles Schwab & Co., Inc., a Delaware corporation, hereby constitute and appoint Jana Thompson, Kerry Hamana, Jim White or any other Authorized Person, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which Charles Schwab & Co., Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned officer of Charles Schwab & Co., Inc. has hereunto set his hand this 14th day of November 2000.

                                  /s/ CHRISTOPHER V. DODDS
                                  -----------------------------------
                                  Christopher V. Dodds
                                  Executive Vice President and Chief Financial
                                  Officer


            On this 14th day of November 2000 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                      /s/ MARY ANNE O'CONNOR
                                      -----------------------------------
                                      Notary Public

                             [LOGO OMITTED]            MARY ANNE O'CONNOR
                                                         COMM. #1224003
                                                    NOTARY PUBLIC-CALIFORNIA
                                                      SAN FRANCISCO COUNTY
                                                  My Comm. Expires Jun 11, 2003



NY/309905.1

                                POWER OF ATTORNEY
                                ------------------


            KNOW ALL MEN BY THESE PRESENTS THAT I, Steven L. Scheid, a director of Charles Schwab & Co., Inc., a Delaware corporation, hereby constitute and appoint Jana Thompson, Kerry Hamana, Jim White or any other Authorized Person, jointly and severally, as my attorneys-in-fact, each with full power of substitution, to sign on my behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature of various and successive series established in accordance with the Investment Company Act of 1940 for which Charles Schwab & Co., Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and hereby grant unto each of said attorneys-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that each or any of them may lawfully do or cause to be done.

            IN WITNESS WHEREOF, the undersigned director of Charles Schwab & Co., Inc. has hereunto set his hand this 13th day of November 2000.

                                      /s/ STEVEN L. SCHEID
                                      -----------------------------------
                                      Steven L. Scheid
                                      Director

            On this 13th day of November 2000 personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature are affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intents and purposes therein set forth.

                                      /s/ MARY ANNE O'CONNOR
                                      -----------------------------------
                                      Notary Public

                             [LOGO OMITTED]            MARY ANNE O'CONNOR
                                                         COMM. #1224003
                                                    NOTARY PUBLIC-CALIFORNIA
                                                      SAN FRANCISCO COUNTY
                                                  My Comm. Expires Jun 11, 2003



NY/309905.1